UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2004

Dell Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices)     (zip code)

Registrant’s telephone number, including area code: (512) 338-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Conference Call Transcript
Conference Call Web Presentation

Item 2.02 Results of Operations and Financial Condition.

          On November 11, 2004, Dell Inc. issued a press release announcing its financial results for its fiscal quarter ended October 29, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

          On November 11, 2004, following the issuance of the press release, Dell Inc. held a conference call and live webcast regarding its financial results for its fiscal quarter ended October 29, 2004. A transcript of the conference call is furnished as Exhibit 99.2 to this report. A copy of the web presentation accompanying the conference call is furnished as Exhibit 99.3 to this report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are furnished as part of this report:

Exhibit 99.1 — Press Release issued by Dell Inc., dated November 11, 2004

Exhibit 99.2 — Conference Call Transcript, dated November 11, 2004

Exhibit 99.3 — Conference Call Web Presentation, dated November 11, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.

Date: November 15, 2004	By:	/s/ ROBERT W. DAVIS

Robert W. Davis
Vice President, Corporate Finance
(On behalf of the registrant and as
principal accounting officer)

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EXHIBIT INDEX

Exhibit
No.		Description of Exhibit
99.1	—	Press Release issued by Dell Inc., dated November 11, 2004.

99.2	—	Conference Call Transcript, dated November 11, 2004.

99.3	—	Conference Call Web Presentation, dated November 11, 2004.

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